MAINSTAY VP SERIES FUND, INC.
                         Supplement dated April 1, 1999
                       to the Prospectus dated May 1, 1998


Jeffrey Simon is no longer with MacKay-Shields Financial Corporation, MainStay VP Value Portfolio's (the "Value Portfolio") investment adviser. Accordingly, Mr. Simon's biography is hereby deleted. Mr. Simon has been replaced by Richard
A. Rosen as a Portfolio Manager of the Value Portfolio. Accordingly, on the page describing the Value Portfolio, under the heading "Who's Managing Your Money" the following biographical information is hereby added:

     Richard A. Rosen of MacKay-Shields Financial Corporation. Mr. Rosen joined MacKay- Shields in January 1999 as a Director specializing in the equity division. Prior to joining MacKay-Shields Mr. Rosen was a Managing Director responsible for equity securities at Prudential Investments since 1991.

James A. Mehling is no longer with Monitor Capital Advisors, Inc., MainStay VP Indexed Equity Portfolio's ("Indexed Equity Portfolio") investment adviser. Accordingly Mr. Mehling biography is hereby deleted. Jefferson C Boyce and Stephen B. Killian serve as Portfolio Managers of the Indexed Equity Portfolio. Accordingly, on the page describing the Indexed Equity Portfolio, under the heading "Who's Managing Your Money" the following biographical information is added:

     Jefferson C. Boyce of Monitor Capital Advisors, Inc. Mr. Boyce has been the Chairman and Chief Executive Officer of Monitor Capital since 1997. Prior to that he was the Senior Vice President of Monitor Capital from 1992 to 1997. Mr. Boyce is also a Senior Vice President at New York Life Insurance Company and serves as an officer and/or director of various other subsidiaries and affiliated entities of New York Life Insurance Company.

     Stephen B. Killian of Monitor Capital Advisors, Inc. Mr. Killian is a Vice President with portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies at Monitor Capital. He joined Monitor Capital in 1997 after working as a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997.